SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 24, 2009

GREEN STAR ALTERNATIVE ENERGY, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-53627	88-0492010
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1660 Hotel Circle North, Suite 207, San Diego, California 92108
(Address of Principal Executive Offices, Zip Code)

Registrant's telephone number, including area code: (619) 497-2555

__________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

As used herein, the terms, "we," "us," "our," and the "Company" refers to Green Star Alternative Energy, Inc., a Nevada corporation, unless otherwise *stated.

ITEM 1.01.  Entry into a Material Definitive Agreement

On June 24, 2004, we entered into the Business Advisory Agreement with Clayton Dunning Global Partners, LLC ("CDGP"), a Florida-based consulting firm. As executed, the Agreement became effective July 24, 2009.

Under the terms of the Agreement, CDGP agreed to provide us with certain consulting services including: (i) a review of our corporate records, (ii) a review of our shareholder list, shareholder agreements, voting trust and pooling agreements and related documentation; (iii) a review prior issuances of our securities, including, but not limited to, prior issuances of our common stock, notes, bonds, debentures, and the like; and (iv) a review of our business plan, schedules, pro forma financial statements, projections, and related documentation in light of our competitive environment, industry structure, and our existing and future resources.

In addition and for a period of one year, CDGP agreed that it would be available to consult with us on a "best efforts" basis and as we may reasonably request: (a) assistance in negotiating arrangements with underwriter; (b) assistance in structuring incentive stock option plans; (c) assistance in capital structure planning and use of debt and equity financing to enhance shareholder value; (d) assistance in providing a consistent investor relations strategy and in communicating with prospective underwriters, broker-dealers, venture capital funding sources, and others; (e) assistance in structuring acquisitions, divestitures, and financial strategies planning regarding stock ownership; and (f) assistance in evaluating alternative stockholder buy-out alternatives.

While CDGP is not a licensed and FINRA-registered broker-dealer, the Agreement provides and we are looking to CDGP to assist us and any FINRA-registered broker-dealer (that we may later employ) in negotiations with one or more entities that may be identified by the Company as suitable acquisition candidates. At the same time, we and CDGP agreed that CDGP's sole responsibility with respect to the raising of any capital for the Company shall be limited to the introduction of potential third-party institutional capital investors to the Company so as to allow the Company to undertake negotiations for the purpose of raising up to five million dollars ($5,000,000) (U.S.D.) from the offering and sale of the Company's Common Stock on a private placement basis and up to 180,000 Euros in direct investment into the Company's Serbian wind power project on such terms as are reasonably satisfactory to the Company. In the event that CDGP should later introduce us to one or more institutional investors and such funds are accepted on terms deemed reasonable by us, then subject to compliance with the Securities Exchange Act of 1934, we agreed to pay CDGP a finders' fee as set forth in the Agreement.

While we have entered into the Agreement with CDGP, we cannot be certain that we will be successful in retaining the services of a licensed and FINRA-registered broker-dealer, securing a suitable investment from a institutional investor, or if we are successful in achieving both of these objectives that we can obtain capital on reasonable terms. However, if CDGP is successful in assisting us with these matters, we have agreed to pay CDGP a Finder's Fee, as follows: (1) if we receive $1 million but not greater than $2 million - $30,000 shall be paid to CDGP; (2) if we receive $2 million but not greater than $3 million - $50,000 shall be paid to CDGP; (3) if we receive $3 million but not greater than $4 million - $70,000 shall be paid to CDGP; (4) if we receive $4 million but not greater than $5 million - $90,000 shall be paid to CDGP; and (5) if we receive $5 million or more, then $100,000 shall be paid to CDGP as a finders' fee.

Because of the inherent uncertainties of U.S. and European capital markets and to expand the scope of our efforts to raise funds envisioned by our business plan, we also agreed that if CDGP is successful in introducing us to to one or more FINRA-registered broker-dealers, qualified institutional investors, institutional venture fund investors, or any combination of the above, then we agreed that CDGP shall be paid the following as a Finder's Fee if our Serbian wind power project receives a direct investment, a finders' fee:

1)	€10 million but not greater than €20 million - €300,000 shall be paid to CDGP;
2)	€20 million but not greater than €30 million - €500,000 shall be paid to CDGP'
3)	€30 million but not greater than €40 million - €700,000 shall be paid to CDGP;
4)	€40 million but not greater than €50 million - €900,000 shall be paid to CDGP;
5)	€50 million but not greater than €60 million - €1,100,000 shall be paid to CDGP;
6)	€60 million but not greater than €70 million - €1,300,000 shall be paid to CDGP;
7)	€70 million but not greater than €80 million - €1,500,000 shall be paid to CDGP;
8)	€80 million but not greater than €90 million - €1,700,000 shall be paid to CDGP;
9)	€90 million but not greater than €100 million - €1,900,000 shall be paid to CDGP;
10)	€100 million but not greater than €110 million - €2,100,000 shall be paid to CDGP;
11)	€110 million but not greater than €120 million - €2,300,000 shall be paid to CDGP;
12)	€120 million but not greater than €130 million - €2,500,000 shall be paid to CDGP;
13)	€130 million but not greater than €140 million - €2,700,000 shall be paid to CDGP;
14)	€140 million but not greater than €150 million - €2,900,000 shall be paid to CDGP;
15)	€150 million but not greater than €160 million - €3,100,000 shall be paid to CDGP;
16)	€160 million but not greater than €170 million - €3,300,000 shall be paid to CDGP; and
17)	€170 million but not greater than €180 million - €3,500,000 shall be paid to CDGP.

ITEM 7.01.  Regulation FD Disclosure.

As stated above, on July 30, 2009 we entered into the Business Advisory Agreement with Clayton Dunning Global Partners, LLC ("CDGP"), a Florida-based consulting firm. As executed, the Agreement became effective July 24, 2009.

We anticipate that if CDGP is successful in its efforts, all such services shall be consistent with the requirements of the Securities Act of 1933, the Securities Exchange Act of 1934, and all applicable state securities laws.

While we believe that the Agreement with CDGP may allow us to better evaluate our corporate structure and how to provide us with introductions to one or more licensed and FINRA-registered broker-dealers, we can not assure you that the Agreement and our work with CDGP will be successful.

We are a small company with limited managerial and financial resources and we face significant and continuing competitive challenges as we undertake our efforts to execute our business plan.

FORWARD-LOOKING STATEMENTS

THIS FORM 8-K CONTAINS "FORWARD-LOOKING STATEMENTS." FORWARD-LOOKING STATEMENTS ARE STATEMENTS CONCERNING PLANS, OBJECTIVES, GOALS, STRATEGIES, EXPECTATIONS, INTENTIONS, PROJECTIONS, DEVELOPMENTS, FUTURE EVENTS, OR PERFORMANCE, UNDERLYING (EXPRESSED OR IMPLIED) ASSUMPTIONS AND OTHER STATEMENTS THAT ARE OTHER THAN HISTORICAL FACTS. THESE FORWARD-LOOKING STATEMENTS ARE ONLY PREDICTIONS. NO ASSURANCES CAN BE GIVEN THAT SUCH PREDICTIONS WILL PROVE CORRECT. ACTUAL EVENTS OR RESULTS MAY DIFFER MATERIALLY. FORWARD-LOOKING STATEMENTS SHOULD BE READ IN LIGHT OF THE CAUTIONARY STATEMENTS AND RISKS THAT INCLUDE, BUT ARE NOT LIMITED TO, THE RISKS ASSOCIATED WITH A SMALL COMPANY, OUR COMPARATIVELY LIMITED FINANCIAL RESOURCES, THE UNCERTAINTY ASSSOCIATED WITH COMPETITIVE AND MARKET PRESSURES WE FACE. THESE OR OTHER RISKS COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE FUTURE RESULTS INDICATED OR IMPLIED IN SUCH FORWARD-LOOKING STATEMENTS. WE UNDERTAKE NO OBLIGATION TO UPDATE OR REVISE SUCH STATEMENTS.

SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREEN STAR ALTERNATIVE ENERGY, INC.

Date: July 31, 2009	By:	/s/ Jesse M. De Castro

Jesse M. De Castro, Chief Financial Officer

Exhibit

10.20     Business Advisory Agreement